Puerto Rico Residents Tax-Free Fund IV, Inc.	Schedule of Investments
May 31, 2026 (Unaudited)

Principal Amount/ Description		Rate	Maturity	Fair Value

Mortgage-Backed Securities (18.32%)
GNMA Bonds (18.32%)(a)
$ 100,000	Government National Mortgage Association Pool 556254	6.500%	08/15/31	$102,564
44,532	Government National Mortgage Association Pool 419980	7.500%	07/15/26	44,449
34,653	Government National Mortgage Association Pool 419997	7.500%	08/15/26	34,614
				181,627
Total Mortgage-Backed Securities (Cost $181,046)				181,627

Municipal Bonds (37.46%)
Puerto Rico (37.46%)
1,000,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, 2000 Series A, Revenue Bonds(b),(c),(d),(e)	7.250%	12/20/30	371,500

Total Municipal Bonds (Cost $1,000,000)				371,500

Total Investments (55.78%) (Cost $1,181,046)				$553,127
Assets in Excess of Other Liabilities (44.22%)				438,493
NET ASSETS (100.00%)				$991,620

(a)

Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(b)	Security may be called before its maturity date.

(c)

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These obligations are not an obligation of the Commonwealth of Puerto Rico.

(d)

As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 to the financial statements for additional information.

(e)	These bonds defaulted on their interest payments and/or principal and are not accruing interest income.

Quarterly Report | May 31, 2026 (Unaudited)	1